不動產買賣增補契約書

　　　出賣人：蔡明吟　　　　　　　　　　　　　　　　（以下簡稱甲方）
　　　受託人：昇陽開發實業股份有限公司　　　　　　　（以下簡稱乙方）
立契約書人：
　　　Aerkomm Inc.　　　　　　　　　　　　　　　　　（以下簡稱丙方）
　　　買受人：愛爾康資料處理股份有限公司　　　　　　（以下簡稱丁方）

緣甲乙丙丁四方前於民國(以下同)107年7月10日就甲方所有之座落於基隆市信義區大水窟段89-49地號土地訂有不動產買賣契約書(以下簡稱原契約)在案。特訂本增補契約書，以資信守：

一、 甲乙丙丁四方約定之買賣總價款為新台幣壹拾億伍仟陸佰貳拾玖萬柒仟伍佰零柒元整(NT$1,056,297,507)，現甲乙丙丁四方同意以107年7月23日台灣銀行即期匯率之買入(30.59)、賣出(30.69)平均價(30.64)進行結算，丁方應支付美金34,474,462元整予甲方，截至本增補契約書簽訂前，丙、丁兩方已支付美金32,850,000元整予甲方，丙、丁兩方尚須支付美金1,624,462元整予甲方。

二、 甲乙丙丁方四方同意將原契約第三條第二項中丙、丁方之付款期限自107年7月31日展延至107年9月4日、原契約第九條第一項甲方之特別解約權自107年8月31日展延至107年10月4日、原契約第九條第二項丙方因籌資不順利的解約權自107年7月31日展延至107年9月4日。

三、 甲乙丙丁方四方同意將原契約第九條第一、二項中之歸還的有價證券定義為“在美國證券交易所（包括OTC或世界等同的交易所）~~有30天日平均交易價值超過美金10萬元的股票~~”。

四、 甲方對丙、丁方保證，采頡資產管理股份有限公司為非甲方關係人之獨立專業資產評估公司。

五、 除此增補契約之修訂外，甲乙丙丁四方之一切權利義務悉依原契約之約定辦理。

六、 本契約書壹式四份，由各方各自收執乙份，並自各方完成簽訂之日起生效。

立契約書人：

甲　　方：出　賣　人：蔡明吟　　　　　　（簽章）
　　　　　身分證字號：

乙　　方：受　託　人：昇陽開發實業股份有限公司
　　　　　法定代理人：田啟祥
　　　　　統一編號　：70777671

丙　　方：Aerkomm Inc.
　　　　　法定代理人：Jeffrey Wun

丁　　方：買　受　人：愛爾康資料處理股份有限公司
　　　　　法定代理人：徐志明

中　華　民　國　1　0　7　年　7　月　3　0　日